UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Spectrum Funds	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Last year represented one of the most tumultuous periods in the history of the global financial markets. As a severe economic downturn in the U.S. spread to other regions of the world, a deepening credit crisis wreaked havoc on the financial system, ultimately leading to the failure of several major financial institutions and a coordinated effort by the world’s governments to prevent a systemic collapse. In this environment, the global equity markets suffered their worst losses in decades as investor confidence crumbled, while bonds were mixed but generally positive thanks to a robust increase in demand for the relative safety of the fixed-income market.

The period was extremely humbling to us, both as fund managers and as shareholders. Despite the once-in-a-generation perfect storm that hit the bond and stock markets, we remain committed to our investment approach, which incorporates a disciplined strategy, broad diversification, rebalancing, and a long-term focus. Although diversification could not withstand the simultaneous collapses in equity and bond markets and prevent short-term losses, we believe that over the long term, diversification has a time-tested track record as a prudent investment approach to moderate a portfolio’s volatility.

HIGHLIGHTS

• In 2008, international and domestic stocks suffered their worst losses in decades, while bonds were generally positive.

• Our approach of broad diversification was not rewarded in this environment as each of the three Spectrum Funds underperformed its benchmark in the last six and 12 months.

• Holdings in international stocks, particularly in emerging markets, hurt performance; among fixed-income securities, investments in nongovernment bonds performed poorly.

• Although the last several months have been painful, we believe shareholders will be well served over the long term by the funds’ fundamental commitment to diversification across asset classes.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

MARKET ENVIRONMENT

If 2007 was the year that global economic growth peaked, then 2008 was the year gravity took over, pulling economic activity downward at an accelerated pace. The downturn was most acute in the U.S., characterized by increasingly sharp job losses and a significant slowdown in consumer spending. However, the remainder of the world was not immune to the economic tumult as the recession first spread to Europe and then into other regions of the globe. Even fast-growing emerging markets such as China and India were affected as export demand from developed nations withered.

Another contributing factor to the deteriorating economic environment was a worsening credit crunch, which grew out of the ashes of the U.S. subprime mortgage meltdown but became a global phenomenon. A flood of foreclosures in the housing market resulted in hundreds of billions of dollars in mortgage-related losses, and a lack of liquidity in the credit markets eventually crippled the financial sector. By the fall of 2008, a number of major financial institutions worldwide either declared bankruptcy or narrowly avoided it by accepting a government bailout or takeover offer. Despite unprecedented efforts by many of the world’s central banks to coordinate policy and lower interest rates late in the year—including a near 0% interest rate policy from the U.S. Federal Reserve—illiquidity continued to hamper the credit markets, and global economic conditions weakened further.

In this environment, the major U.S. stock market indexes fell by more than 35%, the largest calendar year loss since the Great Depression. The bulk of the decline occurred during the last six months of the year as the financial sector sank precipitously and the economy sank deeper into recession, triggering a significant increase in market volatility and substantial reductions in corporate earnings expectations. Although stocks fell across the board, smaller-cap stocks held up better than large- and mid-cap issues, while value stocks outpaced growth shares after lagging in 2007.

International equity markets fared even worse, falling by more than 40% overall, with a number of countries registering the largest single-year declines in the history of their stock markets. Emerging markets suffered the biggest losses in 2008, with Russia, India, and China leading the way down. Among developed markets, Japan held up the best, while its neighbors along the Pacific Rim posted the largest declines. In Europe, Switzerland was the best performer, with Austria and Ireland posting the weakest returns.

The pessimism in the stock market produced a rally in U.S. government bonds as increasingly risk-averse investors looked to the bond market as a safe haven. Although the broad Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers) returned 5.24% in 2008, the economic and financial turmoil led to widely disparate sector returns. Treasury bonds were by far the best performers, delivering double-digit gains as they benefited the most from the flight to quality. High-quality mortgage-backed securities also generated solid gains during the year. In contrast, corporate bonds, especially high-yield securities, were dragged down by the economic weakness and deteriorating credit conditions.

International bonds were mixed—developed markets posted double-digit gains, while emerging market bonds fell sharply, reflecting the global trend toward risk aversion. The J.P. Morgan Non-U.S. Dollar Government Bond Index returned 11.40% in 2008, while the J.P. Morgan Emerging Markets Bond Index Plus returned -9.70%.

SPECTRUM GROWTH FUND

Your fund was not immune to the dramatic decline in the global equity markets. As shown in the accompanying table, Spectrum Growth returned -41.52% in 2008, trailing both benchmarks, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index. The vast majority of the decline—and the fund’s relative underperformance—happened in the last six months of the year, when the fund returned -34.27%.

Each of Spectrum Growth’s underlying components posted negative returns in 2008. The fund’s international holdings, which made up approximately a quarter of the portfolio during the year, detracted the most from results and contributed to the overall underperformance of the benchmark. In particular, Emerging Markets Stock was the worst performer, plunging by just over 60% in 2008.

The portfolio’s large-cap growth holdings—Growth Stock and Blue Chip Growth—also underperformed, especially over the last half of the year. We trimmed our weightings in Growth Stock and Blue Chip Growth early in the year. The fund remains overweight in large-cap growth as relative valuations favor this segment of the market. We have tempered the strength of our view as the valuation differential has moderated.

We made some adjustments to the fund’s overall investment program in 2008. We cut back on our overweight in large-cap growth stocks, as mentioned previously, and shifted the assets into large-cap value, increasing our weightings in Equity Income and Value. To broaden the diversification of the portfolio, we introduced Mid-Cap Growth and Small-Cap Value to the roster of underlying funds in September. This will allow the portfolio management team to invest in the full U.S. equity opportunity set from the perspective of exposure across market cap and style, in terms of growth and value. We also cut back sharply on our holdings of New Horizons, the fund’s small-cap growth component, and used the proceeds to increase our international exposure and initiate positions in the two newest holdings.

SPECTRUM INCOME FUND

While the broad bond market advanced in 2008, your fund posted a negative return. Spectrum Income returned -9.43% for the year, trailing the positive return of the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), as well as the decline of the Lipper General Bond Funds Average (see the accompanying performance table). Virtually all of the fund’s underperformance occurred during the last half of the year, when the fund returned -8.26%. The fund’s broad diversification, which has been an asset to performance over the long term, was responsible for the underperformance versus the benchmark index in 2008 as positions in dividend-paying stocks, high-yield bonds, and emerging markets bonds hurt results.

The worst performer in the portfolio—and the biggest detractor relative to the benchmark, Barclays Capital U.S. Aggregate Index—was Equity Income, which invests in dividend-paying stocks. Equity Income fell 35% in 2008, reflecting the historic decline in the U.S. stock market. Other diversifying elements, such as High Yield and Emerging Markets Bond, also posted double-digit declines for the year. Only one other portfolio holding declined in 2008—Corporate Income, which slid as the corporate sector came under pressure from the credit market turmoil and weakening economy.

The remaining components in the portfolio generated positive returns. The top performer was U.S. Treasury Long-Term, which gained more than 23% in 2008 as the turbulence in the economy and credit markets boosted demand for the relative safety of Treasury securities. GNMA was another noteworthy positive performer, benefiting from the government’s backing of its mortgage securities.

We rebalanced the portfolio during the year to shift assets out of some of the fund’s outperforming segments and into components that were, in our view, more attractively valued. For example, we cut back sharply on our position in U.S. Treasury Long-Term after its strong results over the past two years, reducing our holdings to just 1% of portfolio assets. We also lowered our exposure to International Bond and GNMA. In contrast, we increased our holdings of corporate bonds, which were relatively attractive after a year of dramatic underperformance. Specifically, we added to our positions in Corporate Income, New Income (a diversified investment-grade offering with exposure to corporate bonds), and High Yield.

SPECTRUM INTERNATIONAL FUND

The substantial decline in the international equity markets took its toll on the performance of your fund. As the accompanying table illustrates, Spectrum International returned -46.39% in 2008, trailing both its combined index benchmark and the Lipper International Multi-Cap Core Funds Average. The most serious decline occurred in the final six months of the year, when the fund returned -38.67%. The fund’s underperformance stemmed primarily from its exposure to emerging markets, particularly in Asia, that are not represented in the benchmark.

Every component of the portfolio declined by more than 30% in 2008. The worst performer was New Asia, a reversal from its position as the portfolio’s top performer in 2006 and 2007. New Asia plunged by 61% for the year, reflecting its large allocations to China and India, which tumbled sharply as exports to developed countries slumped and investors became risk averse. Emerging Markets Stock also fell by 60% in 2008 and was the portfolio’s weakest performer in the last six months of the year.

Despite its 31% decline in 2008, Japan was the best performer in the portfolio for the year, reflecting the general outperformance of the Japanese market relative to the rest of the world. European Stock and the value-oriented International Growth & Income, which together make up nearly 40% of the portfolio, also held up better than the overall fund.

We made no changes to the portfolio’s individual fund weightings in 2008. Spectrum International’s emphasis remains on Europe and Japan, which make up more than 75% of the portfolio. However, meaningful weightings in developing markets adds diversification and greater long-term growth potential. The fund’s two largest holdings, European Stock and International Stock, focus on investing in high-quality market leaders trading at attractive valuations. Beginning in March 2009, we will change the fund’s combined index of 90% MSCI EAFE and 10% J.P. Morgan Non-U.S. Dollar Government Bond Index to 100% MSCI All Country World ex-U.S. Index, to better reflect the fund’s long-term allocation to international equity funds that include both developed and emerging markets.

OUTLOOK

Markets around the world continue to experience extraordinary turbulence. Nevertheless, we believe the Fed’s efforts to stimulate the economy through lower interest rates and supportive government policies should eventually have a favorable impact on stocks. With the stock market’s sharp drop in the past six months, we believe it has priced significant weakness into the global economy, making today’s valuations in the U.S. and overseas markets attractive. The one possible drawback for equity markets is that tighter credit, rising unemployment, and weak consumer spending are likely to take their toll on short-term corporate profitability.

Although the pain of the last few months has been exceptional, we believe that shareholders will be well served over the long term by the funds’ fundamental commitment to diversification across asset classes as well as our emphasis on strong fundamental research in seeking investment opportunities in the current market environment.

Respectfully submitted,

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory Committee

January 20, 2009

The chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex-U.S.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An unmanaged index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/08)

Spectrum Growth Fund	Percent of Net Assets 12/31/08
ExxonMobil	1.5%
Microsoft	1.4
Gilead Sciences	1.2
Amazon.com	1.2
Apple	1.2
Google	1.2
Danaher	1.1
Genentech	1.0
Medco	0.8
GE	0.8
Total	11.4%

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/08)

Spectrum International Fund	Percent of Net Assets 12/31/08
Nestle	2.1%
Roche	1.9
Anheuser-Busch InBev	1.7
America Movil	1.7
Novartis	1.6
Capita Group	1.5
Telefonica	1.4
Nintendo	1.3
Groupe Danone	1.2
Royal Dutch Shell	1.2
Total	15.6%

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum–Maximum	Target at 6/30/08	Target at 12/31/08
Growth Stock	5–20%	18.40%	17.75%
Blue Chip Growth	5–25	17.90	17.75
Equity Income	5–25	13.85	16.05
Value	5–25	13.60	16.05
New Horizons	0–15	10.85	2.31
International Stock	0–20	9.25	9.50
International Growth & Income	0–20	7.25	7.50
Mid-Cap Growth	0–15	–	4.20
Mid-Cap Value	0–15	5.90	3.80
Small-Cap Value	0–15	–	2.09
Emerging Markets Stock	0–10	3.00	3.00
Summit Cash Reserves	0–25	–	–

Spectrum Income Fund			
New Income	10–25%	23.55%	23.60%
High Yield	10–25	16.75	18.00
Equity Income	10–25	16.00	16.00
GNMA	5–20	13.00	12.50
International Bond	5–20	11.90	10.80
Short-Term Bond	0–15	9.90	10.65
U.S. Treasury Long-Term	0–15	3.00	1.00
Emerging Markets Bond	0–10	3.00	3.50
Corporate Income	0–10	2.40	3.95
Summit Cash Reserves	0–25	0.50	–

Spectrum International Fund			
International Stock	0–55%	39.70%	39.70%
European Stock	0–30	28.35	28.35
International Growth & Income	0–35	10.30	10.30
Japan	0–30	9.55	9.55
Emerging Markets Stock	0–20	5.75	5.75
New Asia	0–20	4.65	4.65
International Discovery	0–20	1.70	1.70
Emerging Europe & Mediterranean	0–15	–	–
International Bond	0–20	–	–
Emerging Markets Bond	0–15	–	–
Latin America	0–15	–	–
Summit Cash Reserves	0–25	–	–

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the funds receive upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Realized gains and losses are reported on the identified cost basis. Distributions to the Spectrum Funds’ shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income on a daily basis and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by the fund are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of the fund.

New Accounting Pronouncements On January 1, 2008, the funds adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the funds’ net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the funds’ financial statements and related disclosures.

NOTE 2 - VALUATION

Each fund’s investments are reported at fair value as defined under FAS 157. Each fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of the funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the funds, and unobservable inputs reflect the funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The funds’ investments are summarized by level, based on the inputs used to determine their values. On December 31, 2008, all of the investments in underlying Price funds were classified as Level 1.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds for the year ended December 31, 2008, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications between income and gain relate primarily to the character of distributions from the underlying funds. For the year ended December 31, 2008, Spectrum Growth and Spectrum Income recorded the following reclassifications, which had no impact on results of operations or net assets, to reflect tax character:

Distributions during the year ended December 31, 2008, were characterized for tax purposes as follows:

Distributions during the year ended December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards for Spectrum International expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and Spectrum International’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for Spectrum International and also serves as manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2008, Spectrum Growth and Spectrum International Funds each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 51% of the outstanding shares of the Corporate Income Fund and 43% of the GNMA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2008, approximately 17% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,465,341 shares of Spectrum Growth, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and Shareholders of T. Rowe Price Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (the funds comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to collectively as the “Funds”) at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at December 31, 2008, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

SPECTRUM GROWTH FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,915,000 from short-term capital gains,

• $189,831,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $32,779,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $22,056,000 of the fund’s income qualifies for the dividends-received deduction.

SPECTRUM INCOME FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $29,805,000 from short-term capital gains,

• $59,499,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $22,287,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $21,257,000 of the fund’s income qualifies for the dividends-received deduction.

SPECTRUM INTERNATIONAL FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $32,301,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,867,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your funds are governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the funds’ officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years
Year Elected*	and Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1999	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1999	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National
2003	Mortgage Association (9/06 to present); Director, Norfolk Southern
(2/08 to present); Director, Georgia Pacific (5/04 to 12/05);
Managing Director and President, Global Private Client Services,
Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe
Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years
Portfolios Overseen]	and Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company; Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Spectrum Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Spectrum Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Spectrum Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

John H. Laporte, CFA (1945)	Director and Vice President, T. Rowe Price and
Executive Vice President, Spectrum Funds	T. Rowe Price Group, Inc.; Vice President,
T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Spectrum Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company;
Executive Vice President, Spectrum Funds	Director and Vice President, T. Rowe Price;
Vice President, T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Spectrum Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Spectrum Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
Executive Vice President, Spectrum Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009